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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the prospectus constituting part of this Registration Statement on Form S-8 of our report dated January 21, 2000, which appears on page 33 of the Annual Report on Form 10-K to for the year ended December 31, 1999.

/s/ PRICEWATERHOUSECOOPERS LLP


San Jose, California
July 5, 2000